SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 1997
                                                          ----------------

                         ARIZONA PUBLIC SERVICE COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Arizona                     1-4473                  86-0011170
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)        Identification Number)


 400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona               85004
 --------------------------------------------------------               -----
       (Address of principal executive offices)                       (Zip code)



                                 (602) 250-1000
              ----------------------------------------------------
             (Registrant's telephone number, including area code)



                                      NONE
          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.           Financial  Statement,  Pro  Forma  Financial  Information  and
                  --------------------------------------------------------------
                  Exhibits
                  --------

                  (c)      Exhibits.

                  The Registrant hereby files the following Exhibit to its Registration Statements on Form S-3 (Nos. 33-55473, 33-64455 and 333-15379) which were declared effective on October 3, 1994, December 22, 1995 and November 14, 1996, respectively.

Exhibit
No.               Description
-------           -----------

1.4 Terms Agreement, dated April 7, 1997, in connection with the offering of $50,000,000 of 6.72% Senior Notes Due 1999.

4.8 Fifty-fifth Supplemental Indenture dated as of April 1, 1997, relating to the issuance of $50,000,000 of the Company's First Mortgage Bonds, Senior Note Series B.

4.9               Specimen of Bond of First Mortgage  Bonds,  Senior Note Series
                  B.

4.10 Second Supplemental Indenture dated as of April 1, 1997 relating to the issuance of $50,000,000 of 6.72% Senior Notes Due 1999.

4.11              Specimen of Note of 6.72% Senior Notes Due 1999.

12.2              Computation of Ratio of Earnings to Fixed Charges.

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 ARIZONA PUBLIC SERVICE COMPANY
                                                          (Registrant)




Dated:   April 9, 1997                           By:     Nancy E. Felker
                                                    ---------------------------
                                                         Nancy E. Felker
                                                         Treasurer